                                                                    EXHIBIT 5(a)

ANCHOR NATIONAL              NEW BUSINESS DOCUMENTS       Overnight With Checks
LIFE INSURANCE COMPANY       With Checks                  BONPC
1 SunAmerica Center          P.O. Box 100330              1111 Arroyo Parkway
Los Angeles, CA 90067-6022   Pasadena, CA 91189-0001      Suite 150
                             Without Checks:              Lockbox # 100357
                             P.O. Box 54299               Pasadena, CA 91105
                             Los Angeles, CA 90054-0299


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GROUP PARTICIPANT ENROLLMENT FORM                                 ANG-550 (7/01)
[DO NOT USE HIGHLIGHTER.]  Please print or type.

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A. PARTICIPANT
================================================================================


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Last Name                         First Name                      Middle Initial


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Street Address


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City              State                  Zip Code


Mo.   Day   Year    [ ]  M  [ ]  F              (   )
------------------  --------------  ----------  ----------------  --------------
Date Of Birth       Sex             SSN or TIN  Telephone Number  E-mail Address


JOINT PARTICIPANT (If Applicable):


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          Last Name               First Name             Middle Initial

Mo.   Day   Year    [ ]  M  [ ]  F                              (   )
------------------  --------------  ----------  --------------  ----------------
Date Of Birth       Sex             SSN or TIN  Relationship    Telephone Number
                                                to Participant

================================================================================
B. ANNUITANT (Complete only if different from Participant)
================================================================================


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Last Name                         First Name                      Middle Initial


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Street Address


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City              State                  Zip Code


Mo.   Day   Year    [ ]  M  [ ]  F              (   )
------------------  --------------  ----------  ----------------  --------------
Date Of Birth       Sex             SSN or TIN  Telephone Number  E-mail Address


JOINT ANNUITANT (If Applicable):
                                  ----------------------------------------------
                                  Last Name       First Name      Middle Initial

Mo.   Day   Year    [ ]  M  [ ]  F                      (   )
------------------  --------------   ---------------    ------------------------
Date Of Birth       Sex              SSN or TIN         Telephone Number

================================================================================
C. BENEFICIARY (Please list additional beneficiaries, if any, in the special instructions section)
================================================================================


[X] Primary
                ------------  -------------  ------  ---------------  ----------
                Last Name     First Name     M I     Relationship     Percentage

[ ] Primary
[ ] Contingent
                ------------  -------------  ------  ---------------  ----------
                Last Name     First Name     M I     Relationship     Percentage

[ ] Primary
[ ] Contingent
                ------------  -------------  ------  ---------------  ----------
                Last Name     First Name     M I     Relationship     Percentage


                                       1
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================================================================================
D. TYPE OF CERTIFICATE (If this is a transfer or 1035 Exchange, please complete form [SA2500RL(2/01)] and submit it with this Participant Enrollment form)
================================================================================

[ ] QUALIFIED PLAN   MINIMUM [$2,000]    PLEASE INDICATE SPECIFIC QUALIFIED
                                                  PLAN TYPE BELOW:

[ ] IRA (tax year _______)   [ ] IRA TRANSFER   [ ] IRA ROLLOVER   [ ] ROTH IRA
[ ] 401(K)                   [ ] 457            [ ] KEOGH          [ ] SEP
[ ] TSA                      [ ] Other_____

[ ] NON-QUALIFIED PLAN    MINIMUM [$10,000]

[ ] Check included with this Participant Enrollment form for $_________________

================================================================================
E. SPECIFIED ANNUITY DATE: Date annuity payments ("income payments") begin. Must be at least 2 years after the Certificate Date. Maximum annuitization age is the later of the Participant's 95th birthday or 10 years after Certificate Date.
NOTE: If left blank, the Annuity Date will default to the maximum for nonqualified and to 70 1/2 for qualified Certificates.
================================================================================

Month          Day          Year
     --------     --------      --------

================================================================================
F. SPECIAL FEATURES  (Optional)
================================================================================

[ ] SYSTEMATIC WITHDRAWAL: Include Form Number [SA-5550SW (8/00)] with this
    Participant Enrollment Form.

[ ] OPTIONAL DEATH BENEFIT ELECTION: Include Form Number [DS-2220POS (6/01)] with this Participant Enrollment Form.

[ ] PRINCIPAL ADVANTAGE: Check the appropriate fixed account below and specify the other allocations as percentages in section J.

       [ ] 1 Year Fixed       [ ] 3 Year MVA Fixed

[ ] AUTOMATIC ASSET REBALANCING: I request the accounts to be REBALANCED as designated in section J at the frequency initialed below:

   (Select only one)  _______ Quarterly _______ Semiannually ________ Annually

================================================================================
G. TELEPHONE / INTERNET TRANSFERS AUTHORIZATION
================================================================================

I [ ] DO [ ] DO NOT authorize telephone transfers, subject to the conditions set forth below. If no election is made, the Company will assume that you do authorize telephone or Internet transfers. (North Dakota: If no election is made, the Company will assume you do NOT wish to authorize telephone transfers)

I [ ] DO [ ] DO NOT authorize Internet TRANSFERS, subject to the conditions set forth below.

I authorize the Company to accept telephone and/or Internet instructions for transfers in any amount among investment options from anyone providing proper identification subject to restrictions and limitations contained in the Certificate and related prospectus, if any. I understand that I bear the risk of loss in the event of a telephone or Internet instruction not authorized by me. The Company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the requestor and therefore, the Company will record telephone conversations containing transaction instructions, request personal identification information before acting upon telephone instructions and send written confirmation statements of transactions to the address of record. For Internet transfers the Company will require proper password or Internet authentication, keep records of all such transactions and send confirmations to the address of record.

Do you authorize the delivery of the prospectus and other required documentation to your personal Internet Address in lieu of receipt by mail?

[ ] YES [ ] NO If YES, You MUST indicate Your e-mail Address in the space provided on page 1.

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H. ADDITIONAL INSTRUCTIONS (Additional Beneficiaries, Transfer Company
Information; etc.)
================================================================================


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================================================================================
I. DISCLOSURE NOTICES
================================================================================

The following Fraud Warning applies except in Virginia and the states noted below:

FRAUD WARNING: Any Person who with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

FOR APPLICANTS IN COLORADO: FRAUD WARNING: It is unlawful to knowingly provide false, incomplete, misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Services.

FOR APPLICANTS IN THE DISTRICT OF COLUMBIA: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

FOR APPLICANTS IN KENTUCKY: FRAUD WARNING: Any person, who knowingly and with intent to defraud any insurance company or other person, files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact hereto commits a fraudulent act, which is a crime.


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FOR APPLICANTS IN NEW JERSEY: FRAUD WARNING: Any Person who includes any false information on an application for an insurance policy is subject to criminal and civil penalties.

FOR APPLICANTS IN PENNSYLVANIA: FRAUD WARNING: Any person, who knowingly and with intent to defraud any insurance company or other person, files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact hereto commits a fraudulent act, which is a crime and subjects such person to criminal and civil penalties.

================================================================================
J. INVESTMENT & DCA INSTRUCTIONS (Allocations must be expressed in whole percentages and the total allocation must equal 100%)
================================================================================

PAYMENT       DCA TARGET
ALLOCATIONS   ALLOCATIONS    PORTFOLIO
PORTFOLIOS

_______%      ______%        Large Cap Growth Portfolio
_______%      ______%        Large Cap Composite Portfolio
_______%      ______%        Large Cap Value Portfolio
_______%      ______%        Mid Cap Growth Portfolio
_______%      ______%        Mid Cap Value Portfolio
_______%      ______%        Small Cap Portfolio
_______%      ______%        International Equity Portfolio
_______%      ______%        Diversified Fixed Income Portfolio
_______%      ______%        Cash Management Portfolio

STRATEGIC ASSET MANAGEMENT

_______%      ______%        Strategic Growth Portfolio
_______%      ______%        Conservative Growth Portfolio
_______%      ______%        Balanced Portfolio
_______%      ______%        Conservative Balanced Portfolio
_______%      ______%        Flexible Income Portfolio

FIXED INCOME FUND

_______%      ______%        Short Term Income Fund
_______%      ______%        Government Securities Fund
_______%      ______%        Income Fund
_______%      ______%        Money Market Fund

                                     STRATEGIES

_______%      ______%        Growth Strategy
_______%      ______%        Moderate Growth Strategy
_______%      ______%        Balanced Growth Strategy
_______%      ______%        Conservative Growth Strategy

FOCUSED PORTFOLIOS

_______%      ______%        Focus Growth Portfolio
_______%      ______%        Diversified Fixed Income Portfolio
_______%      ______%        Focus TechNet Portfolio
_______%      ______%        Focus Value Portfolio

EQUITY FUNDS

_______%      ______%        Equity Income Fund
_______%      ______%        Growth & Income Fund
_______%      ______%        Growth Fund of the Northwest
_______%      ______%        Growth Fund
_______%      ______%        Mid Cap Stock Fund
_______%      ______%        Small Cap Stock Fund
_______%      ______%        International Growth Fund

FIXED ACCOUNT OPTIONS

NON-MVA FIXED OPTION _______% 1 yr.

MVA FIXED OPTION ________% 3 yr.

DCA OPTIONS AND PROGRAM*

________% 6 Month DCA Account
        (Monthly DCA Only)

________% 1 yr. DCA Account

Frequency (Select one below)

[ ] Monthly       [ ] Quarterly

* DCA Program will begin 30 days (if monthly) or 90 days if quarterly from the date of deposit. Please indicate the variable investment target account(s) in the spaces provided to the left. Total must equal 100%. The total minimum transfer amount is $100. We reserve the right to adjust the number of transfers in order to meet the minimum transfer amount.

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K. STATEMENT OF OWNER
================================================================================

Will this Certificate replace an existing life insurance or annuity contract?
[ ] Yes [ ] No (If yes, please attach transfer forms, replacement forms and indicate below, the name of the existing issuing company and the contract number.)


                                                     $
---------------------   -----------------------      ---------------------------
Company Name            Contract Number              Estimated Transfer Amount

I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Participant Enrollment Form shall be a part of any Certificate issued by the Company. I VERIFY MY UNDERSTANDING THAT THE PURCHASE PAYMENTS AND VALUES PROVIDED BY THE CERTIFICATE, WHEN BASED ON INVESTMENT EXPERIENCE OF VARIABLE SUBACCOUNTS(s), ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. IF A RETURN OF PURCHASE PAYMENTS IS REQUIRED UNDER THE RIGHT TO EXAMINE PROVISION OF THE CERTIFICATE, I UNDERSTAND THE COMPANY RESERVES THE RIGHT TO ALLOCATE MY PURCHASE PAYMENTS TO THE CASH MANAGEMENT SUBACCOUNT UNTIL THE END OF THE RIGHT TO EXAMINE PERIOD. I FURTHER UNDERSTAND THAT AT THE END OF THE RIGHT TO EXAMINE PERIOD, THE COMPANY WILL ALLOCATE MY FUNDS ACCORDING TO MY INVESTMENT INSTRUCTIONS. I UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE MULTI-YEAR FIXED ACCOUNT OPTION ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, WHICH MAY RESULT IN UPWARD AND DOWNWARD ADJUSTMENTS IN AMOUNTS AVAILABLE FOR WITHDRAWAL. I ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUSES FOR [SEASONS SELECT II] VARIABLE ANNUITY AND THE [SEASONS SERIES TRUST]. I HAVE READ THEM CAREFULLY AND UNDERSTAND THEIR CONTENTS. I FURTHER VERIFY MY UNDERSTANDING THAT THIS VARIABLE ANNUITY IS SUITABLE TO MY OWN OBJECTIVES AND NEEDS.

Signed at
         --------------------------------------       --------------------------
         City              State                      Date

-------------------------------------       ------------------------------------
Participant's Signature                     Joint Participant's Signature
                                              (If Applicable)


----------------------------------------------
Registered Representative's Signature

ANG-550(7/01)

================================================================================
L. LICENSED / REGISTERED REPRESENTATIVE INFORMATION
================================================================================

Will this Certificate replace in whole or in part
any existing life insurance or annuity contract?     [ ] Yes [ ] No


-------------------------------------------------      -------------------------
Printed Name of Registered Representative              Social Security Number


-------------------------------------------------------------------------------
Representative's Street Address        City         State            Zip


                         (   )
-----------------------  ----------------  --------------   --------------------
Broker/Dealer Firm Name  Representative's  Licensed Agent   Representative's
                         Phone Number      ID Number        Email Address

[[ ] Option 1    [ ] Option 2    [ ] Option 3    [ ] Option 4
                                      (Check your home office for availability)]

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For Office Use Only




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